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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 11, 2002

                          PINNACLE ENTERTAINMENT, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                        0-10619                95-3667491
(State or Other Jurisdiction            (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)




330 N. Brand Boulevard, Suite 1100, Glendale, California                91203
         (Address of Principal Executive Offices)                     (Zip Code)



       Registrant's telephone number, including area code: (818) 662-5900




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Item 5.     Other Events.

      On April 11, 2002, Pinnacle Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.     Exhibits.

      99.1  Press Release dated April 11, 2002.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PINNACLE ENTERTAINMENT, INC.

Date:  April 11, 2002                       By:  /s/ Bruce C. Hinckley
                                               ---------------------------------
                                                 Bruce C. Hinckley
                                                 Chief Financial Officer





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                                  Exhibit Index

Exhibit  Description
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99.1     Press Release dated April 11, 2002.




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